Cambridge, MA February 27, 2019 Clinical update: MYO-101 for LGMD type 2e Clinical update: MYO-101 for LGMD type 2e Cambridge, MA February 27, 2019 SAREPTA THERAPEUTICS Exhibit 99.4

Forward-Looking Statements This presentation contains "forward-looking statements." Any statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Words such as "believes," "anticipates," "plans," "expects," "will," "intends," "potential," "possible" and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties, many of which are beyond Sarepta’s control. Actual results could materially differ from those stated or implied by these forward-looking statements as a result of such risks and uncertainties. Known risk factors include, among others: success in preclinical testing and early clinical trials, especially if based on a small patient sample, does not ensure that later clinical trials will be successful, and initial results from a clinical trial do not necessarily predict final results; Sarepta’s ongoing research and development efforts may not result in any viable treatments suitable for clinical research or commercialization due to a variety of reasons, some of which may be outside of Sarepta’s control; and even if Sarepta’s programs result in new commercialized products, Sarepta may not achieve any significant revenues from the sale of such products; if the actual number of patients suffering from LGMDs is smaller than estimated, our revenue and ability to achieve profitability may be adversely affected; various factors may decrease the market size of our product and product candidates, including the severity of the disease, patient demographics and the response of patients’ immune systems to our product candidates; we may not be able to execute on our business plans, including meeting our expected or planned regulatory milestones and timelines, research and clinical development plans, and bringing our product candidates to market, for various reasons including possible limitations of company financial and other resources, manufacturing limitations that may not be anticipated or resolved for in a timely manner, and regulatory, court or agency decisions, such as the United States Patent and Trademark Office with respect to patents that cover our product candidates; and those risks identified under the heading “Risk Factors” in Sarepta’s most recent Annual Report on Form 10-K for the year ended December 31, 2017 and most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) as well as other SEC filings made by the Company which you are encouraged to review. Any of the foregoing risks could materially and adversely affect the Company’s business, results of operations and the trading price of Sarepta’s common stock. For a detailed description of risks and uncertainties Sarepta faces, you are encouraged to review the SEC filings made by Sarepta. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. Sarepta does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof. This presentation contains "forward-looking statements." Any statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Words such as "believes," "anticipates," "plans," "expects," "will," "intends," "potential," "possible" and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties, many of which are beyond Sarepta’s control. Actual results could materially differ from those stated or implied by these forward-looking statements as a result of such risks and uncertainties. Known risk factors include, among others: success in preclinical testing and early clinical trials, especially if based on a small patient sample, does not ensure that later clinical trials will be successful, and initial results from a clinical trial do not necessarily predict final results; Sarepta’s ongoing research and development efforts may not result in any viable treatments suitable for clinical research or commercialization due to a variety of reasons, some of which may be outside of Sarepta’s control; and even if Sarepta’s programs result in new commercialized products, Sarepta may not achieve any significant revenues from the sale of such products; if the actual number of patients suffering from LGMDs is smaller than estimated, our revenue and ability to achieve profitability may be adversely affected; various factors may decrease the market size of our product and product candidates, including the severity of the disease, patient demographics and the response of patients’ immune systems to our product candidates; we may not be able to execute on our business plans, including meeting our expected or planned regulatory milestones and timelines, research and clinical development plans, and bringing our product candidates to market, for various reasons including possible limitations of company financial and other resources, manufacturing limitations that may not be anticipated or resolved for in a timely manner, and regulatory, court or agency decisions, such as the United States Patent and Trademark Office with respect to patents that cover our product candidates; and those risks identified under the heading “Risk Factors” in Sarepta’s most recent Annual Report on Form 10-K for the year ended December 31, 2017 and most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) as well as other SEC filings made by the Company which you are encouraged to review. Any of the foregoing risks could materially and adversely affect the Company’s business, results of operations and the trading price of Sarepta’s common stock. For a detailed description of risks and uncertainties Sarepta faces, you are encouraged to review the SEC filings made by Sarepta. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. Sarepta does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof.

Louise Rodino-Klapac, Ph.D. Senior Vice President, Gene Therapy Sarepta Therapeutics, Inc. Clinical Update: MYO-101 Beta-Sarcoglycanopathy Gene Therapy program Limb-Girdle Muscular Dystrophy Type 2E Clinical Update: MYO-101 Beta-Sarcoglycanopathy Gene Therapy program Limb-Girdle Muscular Dystrophy Type 2E Louise Rodino-Klapac, Ph.D. Senior Vice President, Gene Therapy Sarepta Therapeutics, Inc. SAREPTA THERAPEUTICS

LGMDs Are Devastating Muscular Dystrophies monogenic, rare neuromuscular diseases that affect hundreds of thousands globally LGMDs are progressive, debilitating muscle-wasting diseases with no therapies1,2 Affect males and females equally Affect skeletal muscle Affect cardiac muscle in some types Elevated creatine kinase (CK) levels Symptoms often develop before age 10 Loss of ambulation often in early teens More severe forms mimic DMD Death can result before age 30 Consistent disease progression within each LGMD subtype Each of the ~30 LGMD subtypes is a rare disease 1. NIH website. www.nih.gov. Accessed June 16, 2018. 2. MDA website. www.mda.org/disease/limb-girdle-muscular-dystrophy/causes-inheritance. Accessed June 16, 2018. Max LGMDs Are Devastating Muscular Dystrophies monogenic, rare neuromuscular diseases that affect hundreds of thousands globally LGMDs are progressive, debilitating muscle-wasting diseases with no therapies1,2 Affect males and females equally Affect skeletal muscle Affect cardiac muscle in some types Elevated creatine kinase (CK) levels Symptoms often develop before age 10 Loss of ambulation often in early teens More severe forms mimic DMD Death can result before age 30 Consistent disease progression within each LGMD subtype Each of the ~30 LGMD subtypes is a rare disease 1. NIH website. www.nih.gov. Accessed June 16, 2018. 2. MDA website. www.mda.org/disease/limb-girdle-muscular-dystrophy/causes-inheritance. Accessed June 16, 2018.

EACH OF THE 5 MYONEXUS LGMDS IS CAUSED BY A MONOGENIC DEFECT RESULTING IN THE LACK OF ONE OF THE PROTEINS COMPRISING THE DYSTROPHIN-ASSOCIATED PROTEIN COMPLEX



Laminin 2
α2
β1
γ1
Dystroglycans
Sarcoglycan complex
αDG
Extracellular matrix
Sarcolemma
δ α γ β
βDG
DYSF
ANO5
Cytoplasm
Syn
CT
CR
R1 R2 R3
H1
H2
NT
R4 R5 R6 R7 R8 R9
R10 R11 R12
R13 R14 R15 R16
R17 R18 R19
H3
R20 R21 R22 R23 R24
H4
F-actin
Microtubules

- **Sarcoglycans** prevent muscle damage during contraction
  - All 4 functional sarcoglycans must be present to form a functional sarcoglycan complex (SCG)
    - **β-sarcoglycan (MYO-101)**
    - **α-sarcoglycan (MYO-102)**
    - **γ-sarcoglycan (MYO-103)**
  - Sarcoglycan deficiency leads to dystrophin deficiency
- **Dysferlin** and **ANO5** support muscle membrane repair (MYO-201 and MYO-301)
  - Failed muscle repair leads to chronic muscle degeneration

DYSF, dysferlin; ANO5, anoctamin-5

SAREPTA THERAPEUTICS | FEBRUARY 2019
5

EACH OF THE 5 MYONEXUS LGMDS IS CAUSED BY A MONOGENIC DEFECT RESULTING IN THE LACK OF ONE OF THE PROTEINS COMPRISING THE DYSTROPHIN-ASSOCIATED PROTEIN COMPLEX

β-sarcoglycan (SGCB) Is the Fundamental Subunit of the Sarcoglycan Complex (SGC)


Laminin 2
α2
β1
γ1
Dystroglycans
Sarcoglycan complex
αDG
Extracellular matrix
Sarcolemma
Cytoplasm
δ
α
γ
β
βDG
DYSF
ANO5
Syn
CT
CR
NT
H1
H2
H3
H4
R1
R2
R3
R4
R5
R6
R7
R8
R9
R10
R11
R12
R13
R14
R15
R16
R17
R18
R19
R20
R21
R22
R23
R24
F-actin
Microtubules

- **Sarcoglycans** prevent muscle damage during contraction
  - All 4 functional sarcoglycans must be present to form a functional sarcoglycan complex (SCG)
    - **β-sarcoglycan (MYO-101)**
    - **α-sarcoglycan (MYO-102)**
    - **γ-sarcoglycan (MYO-103)**
  - Sarcoglycan deficiency leads to dystrophin deficiency
- **Dysferlin** and **ANO5** support muscle membrane repair (MYO-201 and MYO-301)
  - Failed muscle repair leads to chronic muscle degeneration

DYSF, dysferlin; ANO5, anoctamin-5

SAREPTA THERAPEUTICS | FEBRUARY 2019

6

LGMD2E Phase I/II Study: Cohort 1 (n=3) LGMD2E Phase I/II Study: Cohort 1 (n=3) SAREPTA THERAPEUTICS Up to 9 subjects with LGMD

LGMD TYPE 2E Open-label Trial Design Up to 9 subjects with LGMD Cohort 1: 3 subjects; 4-15 years of age, 5x1013 vg/kg AAVrh74.MHCK7.SGCB Inclusion criteria A confirmed SGCB mutation in both alleles Negative for AAVrh74 antibodies >40% of Normal 100 meter walk test 60-day muscle biopsy Prednisone 1 day prior to gene transfer, 30 days 1 mg/kg, taper LGMD TYPE 2E Open-label Trial Design Up to 9 subjects with LGMD Cohort 1: 3 subjects; 4-15 years of age, 5x1013 vg/kg AAVrh74.MHCK7.SGCB Inclusion criteria A confirmed SGCB mutation in both alleles Negative for AAVrh74 antibodies >40% of Normal 100 meter walk test 60-day muscle biopsy Prednisone 1 day prior to gene transfer, 30 days 1 mg/kg, taper

Endpoints in the LGMD2E Study Primary endpoints Expression: ≥20% b-sarcoglycan positive fibers Safety Secondary endpoints, including: Decrease in CK Functional endpoints Endpoints in the LGMD2E Study Primary endpoints Expression: ≥20% b-sarcoglycan positive fibers Safety Secondary endpoints, including: Decrease in CK Functional endpoints

Pre-clinical models correlated expression and function ≥20 percent expression leads to increased function Pretreatment Post Treatment Function WT BSG KO AAVrh74.hSGCB 5x1012 vg/kg 300 200 100 0 Specific Force (mN/mm2) Pre-clinical models correlated expression and function ≥20 percent expression leads to increased function Pretreatment Post Treatment 5x1012 vg/kg Function WT BSG KO AAVrh74.hSGCB Specific Force (mN/mm2)

LGMD2E Study RESULTS: Cohort 1 (n=3) LGMD2E Study RESULTS: Cohort 1 (n=3) SAREPTA THERAPEUTICS

LGMD2E Subject Demographics at Baseline ClinicalTrials.gov Identifier: NCT03652259. Subject Age (years) Weight (kg) CK Levels at Baseline (U/L) 1 13 55 10,727 2 4 17 12,826 3 13 50 10,985 LGMD2E Subject Demographics at Baseline Subject Age (years) Weight (kg) CK Levels at Baseline (U/L) 1 2 3 13 4 13 55 17 50 10,727 12,826 10,985 ClinicalTrials.gov Identifier: NCT03652259.

Robust b-Sarcoglycan Expression in Muscle Biopsies in All 3 Subjects at a dose of 5x1013 vg/kg Percentage of SGCB-positive Fibers Intensity Mean (n=3) 51% 47% Normal Control Subject 2 Subject 1 Subject 3 b-Sarcoglycan Expression (IHC) Post-treatment Pre-treatment Robust b-Sarcoglycan Expression in Muscle Biopsies in All 3 Subjects at a dose of 5x1013 vg/kg Normal Control b-Sarcoglycan Expression (IHC) Post-treatment Pre-treatment Subject 1 Subject 2 Subject 3 Percentage of SGCB-positive FibersIntensity Mean (n=3)51%47%

Robust b-Sarcoglycan Expression in Muscle Biopsies in All 3 Subjects at a dose of 5x1013 vg/kg Subject Percentage of SGCB-Positive Fibers Mean Intensity 1 63% 47% 2 49% 57% 3 42% 38% Mean 51% 47% Robust b-Sarcoglycan Expression in Muscle Biopsies in All 3 Subjects at a dose of 5x1013 vg/kg SubjectPercentage of SGCB-Positive FibersMean Intensity 163%47% 249%57% 342%38% Mean 51%47%

ROBUST AND CONSISTENT b-Sarcoglycan EXPRESSION in All 3 Subjects AS MEASURED by Western Blot Post-treatment Subject Mean Beta-Sarcoglycan Expression (N=3) vs Normal 1 34.7% 2 39.2% 3 34.5% Mean 36.1% The gene transfer delivers full length b-sarcoglycan ROBUST AND CONSISTENT b-Sarcoglycan EXPRESSION in All 3 Subjects AS MEASURED by Western Blot Post-treatment SubjectMean Beta-Sarcoglycan Expression (N=3) vs Normal 134.7% 239.2% 334.5% Mean36.1% The gene transfer delivers full length b-sarcoglycan

THE OPTIMIZED VECTOR AND PROMOTER PROVIDED ROBUST EXPRESSION AT $5X10^{13}$ VG/KG

Vector Genome Number

	Vector Copies/µg DNA	Copies per Nucleus
Mean (n=3)	8.4E04	0.60

Beta-Sarcoglycan Expression (IHC)

	Percentage of Beta-Sarcoglycan-positive Fibers	Intensity
Mean (n=3)	51%	47%

Beta-Sarcoglycan Expression (Western Blot)

	Percent of Normal
Mean (n=3)	36.1%

SAREPTA THERAPEUTICS | FEBRUARY 2019

16

Robust b-Sarcoglycan Expression significantly UpregulateD Sarcoglycan Complex at a dose of 5x1013 vg/kg Normal Control Subject 2 Subject 1 Subject 3 Alpha-Sarcoglycan Expression (IHC) Post-treatment Pre-treatment Robust b-Sarcoglycan Expression significantly UpregulateD Sarcoglycan Complex at a dose of 5x1013 vg/kg Normal Control Alpha-Sarcoglycan Expression (IHC) Subject 1 Subject 2 Subject 3

90% Mean reduction of Creatine Kinase (CK) Levels observed with b-Sarcoglycan GENE Therapy ClinicalTrials.gov Identifier: NCT03652259 Subject Age (years) CK Levels at Baseline (U/L) CK Levels at Last Visit (U/L) 1 13 10,727 1135 2 4 12,826 2159 3 13 10,985 320 90% Mean Reduction in CK 90% Mean reduction of Creatine Kinase (CK) Levels observed with b-Sarcoglycan GENE Therapy Subject Age (years)CK Levels at Baseline (U/L) CK Levels at Last Visit (U/L) 11310,7271135 2412,8262159 31310,985320 90% Mean Reduction in CK

Steroids had no impact on CK Levels in A PRIOR, LOWER DOSE, NON-SYSTEMIC LGMD 2d study ClinicalTrials.gov Identifier: NCT01976091 Subject Age (years) CK Levels at Baseline (U/L) CK Levels at Day 90 (U/L) 1* 49 440 336 2 11 5191 4680 3 15 4722 4709 4 10 16654 21740 5 13 2500 3912 6 9 5734 7547 Mean 18 5874 7154 LGMD 2E and 2D study share the same steroid protocol *non-ambulant patient Steroids had no impact on CK Levels in A PRIOR, LOWER DOSE, NON-SYSTEMIC LGMD 2d study Subject Age (years)CK Levels at Baseline (U/L) CK Levels at Day 90 (U/L) 1*49440336 21151914680 31547224709 4101665421740 51325003912 6957347547 Mean1858747154 LGMD 2E and 2D study share the same steroid protocol ClinicalTrials.gov Identifier: NCT01976091 *non-ambulant patient

Safety (n=3) All patients doing well, patients 1,2: 90 days follow up, patient 3: 60 days follow up Two patients had elevated liver enzymes, one of which was designated a serious adverse event (SAE), as the patient had associated transient increase in bilirubin Both events occurred when the patients were tapered off oral steroids Elevated liver enzymes returned to baseline and symptoms resolved within days following supplemental steroid treatment No other clinically significant laboratory findings No decreases in platelet counts observed Two patients had transient mild nausea generally within the first week coincident with increased steroid dosing Did not correlate with liver enzyme elevations or any other abnormality Safety (n=3) All patients doing well, patients 1,2: 90 days follow up, patient 3: 60 days follow up Two patients had elevated liver enzymes, one of which was designated a serious adverse event (SAE), as the patient had associated transient increase in bilirubin Both events occurred when the patients were tapered off oral steroids Elevated liver enzymes returned to baseline and symptoms resolved within days following supplemental steroid treatment No other clinically significant laboratory findings No decreases in platelet counts observed Two patients had transient mild nausea generally within the first week coincident with increased steroid dosing Did not correlate with liver enzyme elevations or any other abnormality

Cambridge, MA February 27, 2019 Clinical update: MYO-101 for LGMD type 2e Clinical update: MYO-101 for LGMD type 2e Cambridge, MA February 27, 2019 SAREPTA THERAPEUTICS